Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Report”) of ProShares Trust II (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Edward Karpowicz, the Principal Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 31, 2009

By:	/s/ EDWARD KARPOWICZ
Name: Edward Karpowicz
Title: Principal Financial Officer ProShares Trust II